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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): June 13, 2003


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

H. J. Heinz Company wishes to disclose its press release dated June 12, 2003 furnished herewith as Exhibit 99. The attached press release presents the financial results of the Registrant and its business segments, and identifies certain special items that impacted the financial results that management deemed to be significant. These special items include, in Fiscal 2003, the impact of Del Monte transaction and overhead reduction costs and losses on the exit of non-strategic businesses; and in Fiscal 2002, restructuring costs related to the Streamline initiative. Operating segment income excluding these special items is not a measure that is defined in generally accepted accounting principles, but it is used by management to assist in evaluating the Registrant's results of operations from period to period. Management believes this information also may be useful to the readers of the financial statements in evaluating the Registrant's operating results between fiscal periods.


                              INDEX TO EXHIBITS

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                   Description of Exhibit
---------------                   ----------------------
99 (furnished but not filed)      H.J. Heinz Company Press Release dated
                                  June 12, 2003
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur Winkleblack
                                           ----------------------------------
                                           Arthur Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: June 13, 2003
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                                 EXHIBIT INDEX

Exhibit NO.                         Description
-----------                         -----------
99 (furnished but not filed)        H. J. Heinz Company Press Release dated
                                    June 12, 2003